Exhibit 99.1

Execution Version

TENDER AND SUPPORT AGREEMENT

This TENDER AND SUPPORT AGREEMENT (this “Agreement”), dated as of September 27, 2016, is entered into by and among [ ● ] (“Stockholder”), BOSTON SCIENTIFIC CORPORATION, a Delaware corporation (“Parent”), and FALCON MERGER CORP., a Delaware corporation and a subsidiary of Parent (“Purchaser”).

WHEREAS, contemporaneously with the execution of this Agreement, Parent, Purchaser and BOSTON SCIENTIFIC CORPORATION, a Delaware corporation (the “Company”) are entering into an Agreement and Plan of Merger, dated as of the date hereof (as the same may be amended or modified after the date hereof, the “Merger Agreement”), providing, among other things, for (a) Purchaser to commence a tender offer (such offer, as the same may be amended or modified from time to time as permitted by the Merger Agreement, the “Offer”) for each issued and outstanding share of the common stock, par value $0.001 per share, of the Company (the “Shares”), and (b) the merger of Purchaser with and into the Company (the “Merger”); and

WHEREAS, as a condition of and inducement to Parent’s and Purchaser’s willingness to enter into the Merger Agreement, Parent and Purchaser have required that Stockholder enter into this Agreement.

NOW, THEREFORE, in consideration of the covenants, premises, representations and warranties, and agreements contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and upon the terms and subject to the conditions set forth in this Agreement, the parties hereby agree as follows:

1. Certain Definitions.

For the purposes of this Agreement, capitalized terms used and not otherwise defined in this Agreement shall have the respective meanings ascribed to them in this Section 1.

“Additional Owned Shares” means all Shares and any other Equity Interests in the Company that are beneficially owned by Stockholder or any of its controlled affiliates and that are acquired after the date hereof and prior to the termination of this Agreement.

“Adverse Recommendation Change” has the meaning set forth in the Merger Agreement.

“affiliate” has the meaning set forth in the Merger Agreement; provided, however, that the Company shall be deemed not to be an affiliate of Stockholder.

“Bankruptcy and Equity Exceptions” has the meaning assigned thereto in Section 6(d) hereof.

“beneficial ownership” (and related terms such as “beneficially owned” or “beneficial owner”) has the meaning set forth in the Merger Agreement.

“Business Day” has the meaning set forth in the Merger Agreement.

“Closing” has the meaning set forth in the Merger Agreement.

“Company” has the meaning set forth in the recitals hereto.

“Company Stockholders Meeting” has the meaning assigned thereto in Section 3 hereof.

“Competing Proposal” has the meaning set forth in the Merger Agreement.

“Covered Shares” means the Owned Shares and any Additional Owned Shares.

“DGCL” means the General Corporation Law of the State of Delaware, as amended.

“Disclosed Owned Securities” has the meaning assigned thereto in Section 6(a) hereof.

“Effective Time” has the meaning set forth in the Merger Agreement.

“Equity Interests” has the meaning set forth in the Merger Agreement.

“Exchange Act” has the meaning set forth in the Merger Agreement.

“Expiration Date” has the meaning set forth in the Merger Agreement.

“Governmental Entity” has the meaning set forth in the Merger Agreement.

“HSR Act” has the meaning set forth in the Merger Agreement.

“Law” has the meaning set forth in the Merger Agreement.

“Liens” has the meaning assigned thereto in Section 6(a) hereof.

“Offer Documents” has the meaning set forth in the Merger Agreement.

“Owned Shares” means all Shares which are beneficially owned by Stockholder or any of its controlled affiliates as of the date hereof.

“Person” has the meaning set forth in the Merger Agreement.

“Proceeding” has the meaning set forth in the Merger Agreement.

“Representatives” means, with respect to any Person, such Person’s directors, officers, employees, accountants, consultants, legal counsel, investment bankers, advisors, agents and other representatives.

“SEC” has the meaning set forth in the Merger Agreement.

“Subsidiary” has the meaning set forth in the Merger Agreement.

“Third Party” has the meaning set forth in the Merger Agreement.

“Transfer” means, with respect to a Covered Share, the transfer, pledge, hypothecation, encumbrance, assignment or other disposition (whether by sale, merger, consolidation, liquidation, dissolution, dividend, distribution or otherwise) of such Covered Share or the beneficial ownership thereof, the offer to make such a transfer or other disposition, and each option, agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing. As a verb, “Transfer” shall have a correlative meaning.

2. Tender of the Shares.

(a) Stockholder hereby agrees that it shall tender (and deliver any certificates evidencing) its Covered Shares, or cause its Covered Shares to be tendered, into the Offer promptly, and in any event no later than ten (10) Business Days, following the commencement of the Offer, or if Stockholder has not received the Offer Documents by such time, within three (3) Business Days following receipt of such documents but in any event prior to the Expiration Date, free and clear of all Liens. Stockholder agrees that it will not withdraw the Covered Shares, or cause the Covered Shares to be withdrawn, from the Offer at any time.

(b) If the Offer is terminated or withdrawn by Purchaser, or the Merger Agreement is terminated prior to the acceptance for payment of the Covered Shares in the Offer, Purchaser shall promptly return, and shall cause any depository acting on behalf of Purchaser to return, all the Covered Shares tendered by Stockholder in the Offer to Stockholder.

3. Voting Agreement. At any meeting of the stockholders of the Company, however called, or at any adjournment or postponement thereof, or in any other circumstance in which the vote, consent or other approval of the stockholders of the Company is sought as to a matter described in any of clauses (a) – (d) below (each, a “Company Stockholders Meeting”), Stockholder shall, and shall cause the holder of record of any Covered Shares to, (i) appear at each such meeting or otherwise cause all Covered Shares to be counted as present thereat for purposes of calculating a quorum and (ii) vote (or cause to be voted) all Covered Shares:

(a) for the Merger Agreement and the Merger;

(b) against any Competing Proposal or any proposal relating to a Competing Proposal;

(c) against any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale of substantial assets, share exchange, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company; and

(d) against any proposal, action or agreement that would reasonably be expected to (i) prevent or nullify any provision of this Agreement, (ii) result in any of the conditions of the Offer set forth in Annex I of the Merger Agreement or the conditions to the Merger set forth in Article 6 of the Merger Agreement not being satisfied or (iii) impede, interfere with or prevent the consummation of the Offer or the Merger.

Additionally, Stockholder shall not propose, commit or agree to take any action inconsistent with any of the foregoing clauses (a) – (d).

4. No Disposition or Solicitation.

(a) No Disposition or Adverse Act. Stockholder hereby covenants and agrees that, except as contemplated by this Agreement, the Merger Agreement or the Offer Documents, Stockholder shall not (i) offer to Transfer, Transfer or consent to any Transfer of any or all of the Covered Shares or any interest therein without the prior written consent of Parent (other than Transfers by operation of law, in which case this Agreement shall bind the transferee), (ii) enter into any contract, option or other agreement or understanding with respect to any Transfer of any or all Covered Shares or any interest therein, (iii) grant any proxy, power-of-attorney or other authorization in or with respect to any or all of the Covered Shares other than as required to effect Stockholder’s voting obligations in Section 3 hereof or (iv) deposit any or all of the Covered Shares into a voting trust or enter into a voting agreement or arrangement with respect to any or all of the Covered Shares other than as required to effect Stockholder’s voting obligations in Section 3 hereof. Any attempted Transfer of Covered Shares or any interest therein in violation of this Section 4(a) shall be null and void.

(b) Non-Solicitation. Stockholder shall, and shall cause its Representatives to, cease immediately any discussions or negotiations with any Third Party that may be ongoing with respect to a Competing Proposal. Until the termination of this Agreement pursuant to, and in accordance with, Section 8, Stockholder shall not, and Stockholder shall cause its Representatives not to, (i) solicit, initiate, knowingly facilitate or knowingly encourage any inquiry, discussion, offer or request that constitutes or could reasonably be expected to lead to a Competing Proposal, (ii) continue or otherwise participate in discussions or negotiations with, or furnish any non-public information relating to the Company or its Subsidiaries or Stockholder to, any Third Party that, to the actual knowledge of Stockholder, is seeking to make or has made a Competing Proposal or (iii) publicly propose to do any of the foregoing. Nothing in this Section 4(b) shall prohibit Stockholder or its Representatives from informing any Person of the existence of the provisions contained in this Section 4(b).

5. Additional Agreements.

(a) Certain Events. In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of the Company affecting the Covered Shares or the acquisition by Stockholder or any of its controlled affiliates of Additional Owned Shares or other Equity Interests of the Company, (i) the type and number of Covered Shares shall be adjusted appropriately, and (ii) this Agreement and the obligations hereunder shall automatically attach to any additional Covered Shares or other Equity Interests issued to or acquired by Stockholder or any of its controlled affiliates.

(b) Stop Transfer; Legends. In furtherance of this Agreement, Stockholder hereby authorizes and instructs the Company (including through the Company’s transfer agent) to enter a stop transfer order with respect to all of the Covered Shares and to legend the certificates evidencing the Covered Shares. Stockholder agrees that it will cause the Company, as promptly as practicable after the date of this Agreement, to (i) make a notation on its records and give instructions to the transfer agent for the Covered Shares not to permit, during the term of this Agreement, the Transfer of the Covered Shares and (ii) place (or cause the transfer agent for the Covered Shares to place) the legend described below on any certificates evidencing the Covered Shares.

Each certificate evidencing the Covered Shares shall bear the following legend on the face thereof:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON VOTING, TRANSFER AND CERTAIN OTHER LIMITATIONS SET FORTH IN THAT CERTAIN TENDER AND SUPPORT AGREEMENT, DATED AS OF SEPTEMBER 27, 2016, AMONG THE HOLDER OF THIS CERTIFICATE, BOSTON SCIENTIFIC CORPORATION, AND FALCON MERGER CORP., A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF BOSTON SCIENTIFIC CORPORATION.

(c) Waiver of Appraisal and Dissenters’ Rights and Actions. Stockholder hereby (i) waives and agrees not to exercise any rights of appraisal or rights to dissent from the Merger that Stockholder may have and (ii) agrees not to commence or join in, and to take all actions necessary to opt out of, any class in any class action with respect to, any claim, derivative or otherwise, against Parent, Purchaser, the Company, the Company’s directors or any of their respective successors, in each case, relating to the negotiation, execution or delivery of this Agreement or the Merger Agreement or the consummation of the Offer or the Merger, including any claim (w) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or the Merger Agreement (x) alleging a breach of any fiduciary duty of the board of directors of the Company in connection with the Merger Agreement or any of the transactions contemplated thereby, (y) making any claim with respect to SEC disclosure (or other disclosure to the holders of Shares) in connection with the Merger Agreement or the transactions contemplated thereby, or (z) making any claim against Parent, Purchaser or their respective Representatives in connection with this Agreement or the Merger Agreement or the transactions contemplated thereby (other than such a claim to enforce the Merger Agreement).

(d) Communications. Unless required by applicable Law, Stockholder shall not, and shall use its reasonable best efforts to cause its Representatives not to, make any press release, public announcement or other communication with respect to the business or affairs of the Company, Parent or Purchaser, including this Agreement and the Merger Agreement and the transactions contemplated hereby and thereby, without the prior written consent of Parent. Stockholder hereby (i) consents to and authorizes the publication and disclosure by Parent of Stockholder’s identity and holding of Covered Shares, and the nature of Stockholder’s commitments, arrangements and understandings under this Agreement in any public disclosure document required by applicable Law in connection with the Offer or the Merger or any other transactions contemplated by the Merger Agreement and (ii) Stockholder agrees as promptly as practicable to notify Parent of any required corrections with respect to any written information supplied by Stockholder specifically for use in any such disclosure document.

(e) [Spousal Consent. If Stockholder is married, Stockholder shall deliver to Parent and Purchaser, concurrently herewith, a duly executed consent of Stockholder’s spouse, in the form attached hereto as Exhibit A.]1

6. Representations and Warranties of Stockholder.

Stockholder hereby represents and warrants to Parent as follows:

(a) Title. Stockholder is the sole record and beneficial owner of (i) the Owned Shares and (ii) the Equity Interests convertible into or exchangeable or exercisable for Owned Shares or other Equity Interests in the Company, in each case, set forth on Schedule I (the “Disclosed Owned Securities”). The Disclosed Owned Securities constitute all of the Equity Interests in the Company owned of record or beneficially by Stockholder or its controlled affiliates on the date hereof and neither Stockholder nor any of its controlled affiliates is the beneficial owner of, or has any right to acquire (whether currently, upon lapse of time, following the satisfaction of any conditions, upon the occurrence of any event or any combination of the foregoing) any Shares or any other Equity Interests of the Company or any Equity Interests convertible into or exchangeable or exercisable for Shares or such other Equity Interests, in each case other than the Disclosed Owned Securities. Stockholder has sole voting power, sole power of disposition and sole power to issue instructions with respect to the matters set forth in Sections 4 and 5 hereof and all other matters set forth in this Agreement, in each case with respect to all of the Covered Shares with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement. Except as permitted by this Agreement, the Covered Shares and the certificates representing such shares, if any, are now, and at all times during the term hereof will be, held by Stockholder, or by a nominee or custodian for the benefit of Stockholder, free and clear of any and all liens, pledges, claims, options, proxies, voting trusts or agreements, security interests, understandings or arrangements or any other encumbrances whatsoever on title, transfer or exercise of any rights of a stockholder in respect of the Owned Shares (other than as created by this Agreement or under applicable securities Laws) (collectively, “Liens”).

(b) Organization. Stockholder is [a [corporation/trust/other entity] duly [incorporated/constituted/organized] and validly existing in good standing under the laws of the [•]] [an individual resident of the State of [•]] and has the requisite power and authority to own, lease or otherwise hold and operate its assets and properties and to carry on its business as it is now being conducted.

(c) Authority. Stockholder has all necessary power and authority and legal capacity to execute, deliver and perform all of Stockholder’s obligations under this Agreement, and consummate the transactions contemplated hereby, and no other proceedings or actions on the part of Stockholder [or its board of directors / trustees / other governing body] are necessary to authorize the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

[1]	Insert if Stockholder is an individual.

(d) Validity of Agreement. This Agreement has been duly and validly executed and delivered by Stockholder and, assuming due and valid authorization, execution and delivery of this Agreement by Parent and Purchaser, is a valid and binding obligation of Stockholder enforceable against Stockholder in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, preference and other similar Laws affecting creditors’ rights generally, and by general principles of equity (regardless of whether enforcement is sought in equity or at Law) (collectively, the “Bankruptcy and Equity Exceptions”). If Stockholder is married, and any of the Covered Shares constitute community property or spousal approval is otherwise necessary for this Agreement to be valid and binding, this Agreement has been duly and validly authorized, executed and delivered by, and constitutes the valid and binding obligation of, Stockholder’s spouse, enforceable against Stockholder’s spouse in accordance with its terms, subject to Bankruptcy and Equity Exceptions.

(e) No Conflict or Default. Except for any competition, antitrust and investment Laws or regulations of foreign jurisdictions and the Exchange Act, no filing with, and no permit, authorization, consent or approval of, any Governmental Entity or any other Person is necessary for the execution and delivery of this Agreement by Stockholder, the consummation by Stockholder of the transactions contemplated hereby and the compliance by Stockholder with the provisions hereof. None of the execution and delivery of this Agreement by Stockholder, the consummation by Stockholder of the transactions contemplated hereby or compliance by Stockholder with any of the provisions hereof will (i) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, modification or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, permit, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind, including any voting agreement, proxy arrangement, pledge agreement, shareholders agreement or voting trust, to which Stockholder is a party or by which Stockholder or any of Stockholder’s properties or assets may be bound, (ii) violate any judgment, order, writ, injunction, decree or award of any Governmental Entity that is applicable to Stockholder or any of Stockholder’s properties or assets, (iii) constitute a violation by Stockholder of any applicable law or regulation of any jurisdiction, or [(iv) contravene or conflict with Stockholder’s [certificate of incorporation and bylaws] [trust agreement] [or other organizational documents],] in each case, except for any conflict, breach, default or violation described above which would not adversely affect in any material respect the ability of Stockholder to perform its obligations hereunder or consummate the transactions contemplated hereby.

(f) No Litigation. As of the date hereof, there is no Proceeding pending or, to the knowledge of Stockholder, threatened in writing against Stockholder at Law or in equity before or by any Governmental Entity that would reasonably be expected to impair or delay the ability of Stockholder to perform timely its obligations under this Agreement or consummate timely the transactions contemplated by this Agreement.

(g) No Fees. Stockholder has not employed any investment banker, broker, financial advisor, finder or other intermediary in connection with the transactions contemplated by this Agreement which would be entitled to any investment banking, brokerage, finder’s, financial advisory or similar fee or commission from Stockholder in connection with this Agreement or the transactions contemplated by this Agreement.

(h) Receipt; Reliance. Stockholder has received and reviewed a copy of the Merger Agreement. Stockholder understands and acknowledges that Parent and Purchaser are entering into the Merger Agreement in reliance upon Stockholder’s execution, delivery and performance of this Agreement.

7. Representations and Warranties of Parent and Purchaser.

Parent and Purchaser hereby each represent and warrant to Stockholder as follows:

(a) Organization. Each of Parent and Purchaser is a corporation duly incorporated and validly existing in good standing under the laws of the State of Delaware and has the requisite power and authority to own, lease or otherwise hold and operate its assets and properties and to carry on its business as it is now being conducted.

(b) Authority. Each of Parent and Purchaser has all necessary power and authority and legal capacity to execute, deliver and perform all of its obligations under this Agreement, and consummate the transactions contemplated hereby, and no other proceedings or actions on the part of Parent or Purchaser are necessary to authorize the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

(c) Validity of Agreement. This Agreement has been duly and validly executed and delivered by Parent and Purchaser and, assuming due and valid authorization, execution and delivery of this Agreement by the Stockholder, is a valid and binding obligation of Parent and Purchaser enforceable against Parent and Purchaser in accordance with its terms, subject to the Bankruptcy and Equity Exceptions.

8. Termination. This Agreement shall terminate upon the earliest of (a) the mutual written agreement of Parent and Stockholder, (b) the Effective Time, (c) the termination of the Merger Agreement in accordance with its terms, (d) the occurrence of an Adverse Recommendation Change in accordance with the terms of the Merger Agreement and (e) as to Stockholder, any material change, by amendment, waiver or other modification, to any provision of the Merger Agreement that reduces the amount of, or changes the form of, the consideration per share to be paid in the Merger unless such change, amendment, waiver or other modification is consented to by Stockholder; provided that (A) nothing in this Agreement shall relieve any party hereto from liability for any breach of this Agreement prior to its termination and (B) this Section 8 and Section 10 shall survive any termination of this Agreement; provided, however, that any termination of this Agreement pursuant to clause (d) of this Section 8 shall only be applicable with respect to Stockholder if (A) Stockholder is a member of the board of directors of the Company or (B) Stockholder is an affiliate of a member of the board of directors of the Company.

9. No Limitation. Nothing in this Agreement shall be construed to prohibit Stockholder or any of Stockholder’s Representatives who is an officer or member of the board of directors of the Company from taking any action solely in his or her capacity as an officer or member of the board of directors of the Company or from taking any action with respect to any Competing Proposal or Adverse Recommendation Change solely in their capacity as such an officer or director.

10. Miscellaneous.

(a) Entire Agreement; Third-Party Beneficiaries. This Agreement constitutes the entire agreement of the parties hereto and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective successors and assigns, and nothing in this Agreement, express or implied, is intended to confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

(b) Reasonable Efforts. Subject to the terms and conditions of this Agreement, Stockholder agrees to use its reasonable efforts to take, or cause to be taken, all appropriate actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws to consummate and make effective the transactions contemplated hereby as promptly as practicable. Upon Parent’s reasonable request and without further consideration, Stockholder shall execute and deliver such additional documents and take all such further lawful action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated hereby. Without limiting the foregoing, Stockholder shall execute and deliver to Parent and any of its designees any proxies, including with respect to Additional Owned Shares, reasonably requested by Parent with respect to Stockholder’s voting obligations under this Agreement.

(c) No Assignment. This Agreement shall not be assigned by any of the parties by operation of Law or otherwise without the prior written consent of the other parties; provided, however, that each of Parent or Purchaser may assign their respective rights and obligations hereunder to any affiliate of Parent without the consent of the Stockholder, but no such assignment shall relieve Parent or Purchaser, as the case may be, of its obligations hereunder. Any attempted or purported assignment in violation of this Section 10(c) will be null and void

(d) Binding Successors. Without limiting any other rights Parent may have hereunder in respect of any Transfer of the Covered Shares, Stockholder agrees that this Agreement and the obligations hereunder shall attach to the Covered Shares beneficially owned by Stockholder and its controlled affiliates and shall be binding upon any Person to which legal or beneficial ownership of such Covered Shares shall pass, whether by operation of Law or otherwise, including, without limitation, Stockholder’s heirs, guardians, administrators, representatives or successors.

(e) Modification or Amendments. Subject to the provisions of applicable Law, this Agreement may be amended, modified and supplemented in any and all respects by written agreement of the parties hereto with respect to any of the terms contained herein.

(f) Notice. Any notices or other communications required or permitted under or otherwise given in connection with this Agreement shall be in writing and shall be deemed to have been duly given (i) when delivered or sent if delivered in person or sent by facsimile transmission (provided confirmation of facsimile transmission is obtained), (ii) on the next Business Day if transmitted by national overnight courier or (iii) on the date delivered if sent by email (provided confirmation of email receipt is obtained and delivery is followed within one Business Day pursuant to either clause (i) or (ii)) addressed in each case as follows (or to such other Persons or addresses as may be designated in writing by the party to receive such notice):

If to Stockholder:

At the address and facsimile number set forth on Schedule I hereto.

Copy to:

King & Spalding LLP

1180 Peachtree Street, NE

Atlanta, Georgia 30309

Attention: Keith M. Townsend

Tel:     (404) 572-4600

Fax:    (404) 572-5100

Email:ktownsend@kslaw.com

If to Parent or Purchaser:

Boston Scientific Corporation

300 Boston Scientific Way

Marlborough, Massachusetts 01752

Attention: Chief Corporate Counsel

Fax: 508-683-4350

Copy to:

Latham & Watkins LLP

John Hancock Tower

200 Clarendon Street, 27th Floor

Boston, Massachusetts 02116

Phone:         (617) 948-6000

Fax:             (617) 948-6001

E-mail:        johan.brigham@lw.com

                    julie.scallen@lw.com

Attention:   Johan V. Brigham

                   Julie A. Scallen

(g) Severability. If any term or provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement and the application of such provision to other Persons or circumstances shall remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. If any term or provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled.

(h) Specific Performance and Other Remedies. The parties hereto agree that if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, irreparable damage would occur, no adequate remedy at Law would exist and damages would be difficult to determine and that the parties shall be entitled to injunction or injunctions to prevent breaches of this Agreement and to specific performance of the terms and provisions of this Agreement as set forth in Section 10(k) without necessity of posting bond or other security (any requirements therefor being expressly waived).

(i) No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at Law or in equity, or to insist upon compliance by any other party hereto with such party’s obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of such party’s right to exercise any such or other right, power or remedy or to demand such compliance.

(j) Governing Law. This Agreement and any dispute arising out of or relating to this Agreement or the breach, termination or validity thereof (whether based on contract, tort or otherwise) shall be governed and construed in accordance with the Laws of the State of Delaware applicable to contracts to be made and performed entirely therein without giving effect to Laws that may be applicable under principles of conflicts of law that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

(k) Submission to Jurisdiction. Each of the parties hereto irrevocably agrees that any Proceeding with respect to this Agreement and the rights and obligations arising hereunder brought by any other party hereto or its successors or assigns, will be brought and determined exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or Federal court within the State of Delaware). Each of the parties hereto hereby irrevocably submits with regard to any such Proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated hereby in any court other than the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert as a defense, counterclaim or otherwise, in any Proceeding with respect to this Agreement or the transactions contemplated hereby, (i) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve in accordance with Section 10(f), (ii) any claim that it or its property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) to the fullest extent permitted by the applicable Law, any claim that (A) the Proceeding in such court is brought in an inconvenient forum, (B) the venue of such Proceeding is improper or (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. Each of the parties hereto agrees that a final judgment in any such Proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10(f) and agrees that service made in such manner shall have the same legal force and effect as if served upon such party personally within the State of Delaware. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by Law.

(l) Waiver of Jury Trial. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY FOR ANY DISPUTE ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE BREACH, TERMINATION OR VALIDITY THEREOF OR ANY TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT (A) NEITHER THE OTHER PARTY HERETO NOR ITS REPRESENTATIVES, AGENTS OR ATTORNEYS HAVE REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH PARTY HERETO UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH PARTY HERETO MAKES THIS WAIVER VOLUNTARILY AND (D) EACH PARTY HERETO HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS OF THIS SECTION 10(l).

(m) Interpretation. For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders. As used in this Agreement, the words “include” and “including” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.” Except as otherwise indicated, all references in this Agreement to “Sections,” “Exhibits,” “Annexes” and “Schedules” are intended to refer to Sections of this Agreement and Exhibits, Annexes and Schedules to this Agreement. The schedules and exhibits attached to this Agreement constitute a part of this Agreement and are incorporated herein for all purposes. The words “hereof,” “hereto,” “hereby,” “herein,” “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular section or article in which such words appear. All references in this Agreement to “$” are intended to refer to U.S. dollars. Unless otherwise specifically provided for herein, the term “or” shall not be deemed to be exclusive.

(n) Counterparts. This Agreement may be signed in any number of counterparts, including by facsimile or other electronic transmission each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). The exchange of a fully executed Agreement (in counterparts or otherwise) by electronic transmission in .PDF format or by facsimile shall be sufficient to bind the parties to the terms and conditions of this Agreement.

(o) Expenses. Except as otherwise expressly provided in this Agreement, all direct and indirect costs and expenses incurred in connection with this Agreement shall be borne by the party incurring such expenses.

(p) No Ownership Interest. Nothing contained in this Agreement shall be deemed, upon execution, to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Covered Shares. All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to Stockholder, and Parent shall have no authority to manage, direct, superintend, restrict, regulate, govern or administer any of the policies or operations of the Company or exercise any power or authority to direct Stockholder in the voting of any of the Covered Shares, except as otherwise provided in this Agreement.

[Signature page follows.]

IN WITNESS WHEREOF, each of Parent, Purchaser and Stockholder has caused this Agreement to be executed as of the date first written above.

BOSTON SCIENTIFIC CORPORATION

By:
Name:
Title:

FALCON MERGER CORP.

By:
Name:
Title:

[Signature page to Tender and Support Agreement]

[STOCKHOLDER]

By:
Name:
Title:

[Signature page to Tender and Support Agreement]

SCHEDULE 1

DISCLOSED OWNED SECURITIES AND NOTICE ADDRESS

Name and Contact Information for Stockholder	Number of Shares Beneficially Owned
[Name] [Address] Attention: [ ● ] Facsimile No.: [ ● ]

EXHIBIT A

CONSENT OF SPOUSE

In consideration of the execution of that certain Tender and Support Agreement, (the “Tender and Support Agreement”), dated as of September 27, 2016, by and among [ ● ] (“Stockholder”), BOSTON SCIENTIFIC CORPORATION, a Delaware corporation (“Parent”), and FALCON MERGER CORP., a Delaware corporation and a subsidiary of Parent (“Purchaser”), the undersigned, spouse of [ ● ], has been given a copy of, and has had an opportunity to review, the Tender and Support Agreement and clearly understand the provisions contained therein.

I hereby approve the Tender and Support Agreement and appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Tender and Support Agreement. I agree to be bound by and accept the provisions of the Tender and Support Agreement in lieu of all other direct or indirect legal, equitable, beneficial, representative community property or other interest I may have in the Shares (as defined in the Tender and Support Agreement) of the Company held by my spouse under the laws in effect in the state or other applicable jurisdiction of our residence as of the date of the signing of the Tender and Support Agreement.

(Signature)

Name:

(Please Print)

Dated: ___, 2016